EXHIBIT 10.143

                              AMENDED AND RESTATED
                         REVOLVING LOAN PROMISSORY NOTE

                           DISPLAY TECHNOLOGIES, INC.
                       AD ART ELECTRONIC SIGN CORPORATION
                       CERTIFIED MAINTENANCE SERVICE, INC.
                            DON BELL INDUSTRIES, INC.
                        J.M. STEWART MANUFACTURING, INC.
                               LA-MAN CORPORATION
                            J.M. STEWART CORPORATION
                          J.M. STEWART INDUSTRIES, INC.
                          VISION TRUST MARKETING, INC.
                            LOCKWOOD SIGN GROUP, INC.


$23,000,000.00                                                     March 3, 2000
                                                                Atlanta, Georgia

         1. PROMISE TO PAY. The undersigned corporations (collectively, "Borrower"), for value received, promise to pay to the order of SOUTHTRUST BANK, NATIONAL ASSOCIATION ("Bank"), 420 North 20th Street, Birmingham, Alabama 35203, or at such other place as the holder of this Note designates in writing to Borrower, the principal amount of TWENTY THREE MILLION AND NO/100THS DOLLARS (U.S. $23,000,000.00), or, if less, the aggregate unpaid Revolving Loan (as defined in the Loan Agreement described below) made to Borrower pursuant to the Loan and Security Agreement dated June 2, 1999, as amended by that Amendment No. 1 to the Loan and Security Agreement dated the same date of this Note, between Bank and Borrower (the "Loan Agreement"). Borrower shall pay interest and principal on this Note from the date of this Note until paid in full at the times and interest rates set forth for the Revolving Loan in the Loan Agreement. THIS NOTE SUPERSEDES AND REPLACES THE REVOLVING LOAN PROMISSORY NOTE DATED JUNE 2, 1999, EXECUTED BY BORROWER.

         2. APPLICATION AND FORM OF PAYMENTS. Payments will be applied first to accrued interest and then to principal, and all interest on this Note will be computed on the basis of the actual number of days elapsed over a 360-day year. Payments of interest and principal must be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments received after 2:00 p.m. Eastern Standard Time will be treated as being received on the next banking day.

         3. DEFAULT; REMEDIES; PAYMENT OF COSTS. This Note is executed pursuant to the Loan Agreement and is secured by a deed of trust, liens and security interests granted by Borrower to Bank and further described in the Loan Agreement. The provisions of the Loan Agreement are incorporated by reference in this Note, and reference is made to the Loan Agreement for a description of the relative rights and obligations of Borrower and Bank concerning this Note, including events of default, acceleration of maturity in the event of default, and payment by Borrower of all costs and expenses incurred by the holder of this
Note in enforcing or collecting this

Note. The terms used in the Loan Agreement are used in this Note with the same meaning set forth in the Loan Agreement.

         4. WAIVER AND CONSENTS. Borrower and every other person liable at any time for payment of this Note waives presentment, protest, notice of protest, and notice of dishonor. Borrower expressly consents to all extensions and renewals of this Note (as a whole or in part) and all delays in time of payment or other performance under this Note that the holder of this Note grants at any time and from time to time, without limitation and without any notice to or further consent of Borrower. Borrower agrees that its obligations under this Note are independent of the obligations of any other person or entity that now or later is obligated to pay this Note. Borrower also agrees that Bank may release any security for or other obligor of this Note or waive, extend, alter, amend, or modify the Note or otherwise take any action that varies the risk of Borrower without releasing or discharging Borrower from its obligation to repay this Note.

         5. VENUE AND WAIVER OF JURY TRIAL. Borrower further agrees that venue for each action, suit, or other legal proceeding arising under or relating to this Note or any agreement securing or related to this Note shall be as set forth in the Loan Agreement. BORROWER AND BANK KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION ARISING UNDER OR RELATING TO THIS NOTE OR ANY AGREEMENT SECURING OR RELATING TO THIS NOTE. BORROWER AND BANK HAVE FULLY DISCUSSED THIS PROVISION AND AGREE THAT THIS WAIVER IS SUBJECT TO NO EXCEPTIONS AND WAS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO BORROWER.

         6. MISCELLANEOUS. The headings preceding the text of the sections of this Note have been inserted solely for convenience of reference and do not limit or affect the meaning, interpretation, or effect of this Note or the sections. The validity, construction, interpretation, and enforceability of this Note are governed by the laws of the State of Florida, excluding its laws relating to the resolution of conflicts of laws of different jurisdictions. All notices, demands, and other communications required or permitted in connection with this Note must be given in the manner, and will become effective at the time, specified in the Loan Agreement.

EXECUTED TO BE EFFECTIVE AS OF:   March 3, 2000.

                               DISPLAY TECHNOLOGIES, INC., a Nevada
                               corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, President/Chief
                                     Executive Officer

                               AD ART ELECTRONIC SIGN CORPORATION,
                               a Florida corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman


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

                               CERTIFIED MAINTENANCE SERVICE, INC.,
                               a Florida corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman

                               DON BELL INDUSTRIES, INC., a Florida
                               corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman

                               J. M. STEWART MANUFACTURING, INC., a
                               Florida corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman

                               LA-MAN CORPORATION, a Nevada corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman

                               J. M. STEWART CORPORATION, a Florida
                               corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Vice-President

                               J. M. STEWART INDUSTRIES, INC., a Florida corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Vice-President

                               VISION TRUST MARKETING, INC., a Florida
                               corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, President


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

                               LOCKWOOD SIGN GROUP, INC., a Florida
                               corporation

                               By:
                                  -------------------------------------------
                                     J. William Brandner, Chairman




STATE OF GEORGIA
COUNTY OF FULTON

The foregoing instrument was acknowledged before me this 3rd day of March 2000, by J. William Brandner, as an authorized officer of the following corporations, DISPLAY TECHNOLOGIES, INC., AD ART ELECTRONIC SIGN CORPORATION CERTIFIED MAINTENANCE SERVICE, INC., DON BELL INDUSTRIES, INC. J.M. STEWART MANUFACTURING, INC., LA-MAN CORPORATION, J.M. STEWART CORPORATION, J.M. STEWART INDUSTRIES, INC., VISION TRUST MARKETING, INC., and LOCKWOOD SIGN GROUP, INC., on behalf of each of these corporations. He is personally known to me or who has produced ________________ as identification.

                                                  -----------------------------
                                                  Notary Public

                                                  -----------------------------
                                                  (Print, Type or Stamp Name)

                                                  My Commission Expires:

















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